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                  STOCK OPTION AGREEMENT dated as of February 1, 1996 between
Shorewood Packaging Corporation, a Delaware corporation, with its principal office at 277 Park Avenue, New York, New York 10172-0124 (the "Company") and Jefferson Capital Group, Ltd., a Virginia corporation, with its principal office at One James Center, Suite 1414, Richmond, Virginia 23219 (the "Optionee").

                  WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant to the Optionee an option to purchase 25,000 shares of the common stock, par value $.01 per share (the "Common Stock"), of the Company in recognition of the Optionee's services to the Company and as an inducement to perform additional services on behalf of the Company upon the terms set forth below.

                  NOW, THEREFORE, the parties agree as follows:

                  1.       GRANT OF OPTION

                           1.1 The Company grants to the Optionee, on the
terms and conditions hereinafter set forth, an option (the "Option") to purchase 25,000 shares of Common Stock of the Company (the "Option Shares").

                           1.2 Optionee understands that the Option is not
entitled to special tax treatment under Section 422 of the Internal Revenue Code as amended to date and as may be amended from time to time.

                           1.3 Except as expressly provided herein, the Option
Shares are not, and are not required to be, registered under the Securities Act of 1933, as amended, (the "Securities Act").

                  2. PRICE AND PAYMENT FOR SHARES The purchase price (the "Purchase Price") for the Option Shares shall be $13 1/2 per share, subject to adjustment as provided in Section 13 below.

                  3. PERIOD OF OPTION The period of the Option will be five years from the date the Option is granted, which date is first written above (the "Period"). The Option will be exercisable, in whole or in part, at any time after the approval of the Option by

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the Company's stockholders entitled to vote thereon and before the expiration of the Period.

                  4.       EXERCISE OF OPTION

                           4.1 The Option may be exercised only by delivering or
transmitting by registered or certified mail to the Secretary or the Treasurer of the Company, at the Company's then principal office, a written notice signed by an authorized officer of the Optionee on the Optionee's behalf specifying the number of Option Shares that the Optionee has irrevocably elected to purchase under the Option. Optionee shall pay the Purchase Price in cash or by delivering shares of Common Stock already owned by it for a minimum of six (6) months and having a fair market value on the date of exercise equal to the Purchase Price, or any combination of cash or shares. The Purchase Price shall be paid not later than thirty (30) days after the date of a statement from the Company following exercise setting forth the Purchase Price. If the Optionee fails to pay the Purchase Price within said thirty (30) day period, the Company shall have the right to take whatever action it deems appropriate, including, without limitation, voiding the option exercise. The Company shall not issue or transfer Option Shares upon exercise of the Option until the Purchase Price is fully paid.

                           4.2 Upon the exercise of the Option, in whole or in
part, the Company shall promptly issue stock certificates for the shares of Common Stock purchased and the Optionee shall be deemed to be the holder of the shares of Common Stock purchased as of the date of issuance of certificates for such shares to it. The Company may delay issuing certificates representing Option Shares for a reasonable period of time pending listing of same on the NASDAQ Stock Market. The Optionee will not be nor deemed to be a holder of any shares subject to the Option unless and until certificates for such shares are issued to it under the terms of this Agreement.

                           4.3 If and when the Option is exercised, the
certificates to be issued evidencing shares of the Company's Common Stock shall bear a legend substantially as follows:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred in the absence of an effective registration statement under the Act covering the shares or of an opinion of counsel to the Corporation that such transfer will not require registration of such shares under the Act."

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                  5.       TRANSFERABILITY OF OPTION

                  The Option herein granted shall be assignable and transferable by the Optionee to R. Timothy O'Donnell ("O'Donnell"), provided that the Optionee shall notify the Company within five business days of any such transfer or assignment. The Option shall not be assignable or transferable by the Optionee to any other individual or entity.

                  6.       TERMINATION; ACCELERATION

                  All rights of the Optionee in the Option to the extent not exercised shall terminate at the expiration of the Period or, if sooner, 30 days after the occurrence of either of the following events: (a) the stockholders of the Company shall have approved an agreement to merge or consolidate with or into another corporation (and the Company is not the survivor of such merger or consolidation) or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation); or
(b) O'Donnell ceases to be the beneficial owner of at least 20% of the capital stock of the Optionee, on a fully diluted basis, for any reason, including, without limitation, O'Donnell's death or the sale or gift of his capital stock.

                  7.       PIGGY-BACK REGISTRATION

                  Subject to Sections 8 and 12 hereof, if at any time after the date of this Agreement and prior to the date which is two (2) years after the last Option exercise hereunder (or, if the Option is never exercised, prior to the expiration of the Period), the Company proposes to file a registration statement to register any Common Stock (other than Common Stock issued with respect to any acquisition or any employee stock option, stock purchase or similar plan) under the Securities Act for sale to the public in an underwritten offering, it will at each such time give written notice to the Optionee of its intention to do so ("Notice of Intent") and, upon the written request of the Optionee made within 30 calendar days after the receipt of any such notice (which request must specify that the Optionee intends to dispose of all of the Option Shares held by the Optionee on the date the Notice of Intent is received by the Optionee), the Company will use its best efforts to effect the registration under the Securities Act of the Option Shares which the Company has been so requested to register; provided, however, that if the managing underwriter shall certify in writing that inclusion of all or any of the Option Shares would, in such managing underwriter's opinion, materially interfere with the proposed distribution and marketing of the Common Stock in respect of which registration was originally to be effected (such writing to state the basis of such opinion and the maximum number of shares which may be distributed without such interference), then the Company may, upon written notice to the Optionee, have the

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right to exclude from such registration such number of Option Shares which it would otherwise be required to register hereunder as is necessary to reduce the total amount of Common Stock to be so registered to the maximum amount which can be so marketed.

                  8.       REGISTRATION EXPENSES

                  The costs and expenses (other than underwriting discounts and commissions) of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take or effect pursuant to this Agreement shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, fees and expenses of complying with Blue Sky laws, and fees and disbursements of counsel for the Company and of independent public accountants; provided, however, that fees and expenses of complying with Blue Sky laws in those states where Option Shares and no other securities of the Company covered by the registration statement will be offered for sale shall be paid by the Optionee).

                  9.       REGISTRATION PROCEDURES

                  If and whenever the Company is required to effect the registration of any Option Shares under the Securities Act as provided in this Agreement, the Company will promptly:

                           9.1 prepare and file with the Securities and Exchange
Commission ("Commission") a registration statement with respect to such Option Shares and use its best efforts to cause such registration statement to become effective;

                           9.2 prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Option Shares and other securities covered by such registration statement until such time as all of such Option Shares and other securities have been disposed of in accordance with such registration statement, but in no event for a period of more than nine months after such registration statement becomes effective;

                           9.3 furnish to the Optionee such number of copies of
such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus included in such registration statement, in conformity with the requirements of the Securities Act;

                           9.4 subject to Section 8 hereof, use its best efforts
to register or qualify the Option Shares covered by such registration statement under such other securities or Blue Sky laws

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of such jurisdictions within the United States of America (including territories and commonwealths thereof) as the Optionee shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction.

                           9.5 The Company may require the Optionee to furnish
the Company such information regarding it and the distribution of such Option Shares as the Company may from time to time request in writing and as shall be required by law to effect such registration.

                  10.      TERMINATION OF OBLIGATIONS

                  The obligations of the Company imposed by Section 7 through 9 above shall cease and terminate, as to any particular Option Shares, when such shares shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities.

                  11.      AVAILABILITY OF INFORMATION

                  The Company will cooperate with the Optionee in supplying such information and documentation as may be necessary for it to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Option Shares.

                  12.      REGISTRATION RIGHTS CONDITION

                  Notwithstanding any other provision contained herein, the Company shall not be obligated to comply with any demands for registration of any Option Shares under the Securities Act if, at the time of such demand by the
Optionee:

                           (i)      the Optionee is free to sell such Option
Sharesin accordance with Rule 144 promulgated under the Securities Act or any similar rule or regulation promulgated under the Securities Act; or

                           (ii)     the Company has in effect a registration
statement covering the disposition of such Option Shares.

                  13.      DILUTION OR OTHER ADJUSTMENTS

                           In the event of any change in the Common Stock
subject to the Option granted by this Agreement through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or the issuance to stockholders of rights to subscribe to

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stock of the same class, or in the event of any change in the capital structure or other increase or decrease in the number of issued shares of Common Stock effected without the receipt of consideration by the Company, the Board of Directors of the Company shall make such adjustments with respect to (i) the number of Option Shares, (ii) the Purchase Price, or (iii) any provision of this Agreement, as it may deem equitable in order to prevent dilution or enlargement of the Option and the rights granted hereunder.

                  14.      MISCELLANEOUS

                           14.1 The interpretation of this Agreement by the
Board of Directors of the Company shall be binding on the Optionee.

                           14.2 The validity, interpretation, construction and
performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the provisions, principles or policies thereof relating to choice or conflict of law.

                           14.3 Any and all notices referred to herein shall be
sufficient if furnished in writing and delivered in person or mailed by certified mail (return receipt requested ) to the respective parties at their addresses set forth above or to such other address as either party may from time to time designate in writing.

                           14.4 As used herein, the masculine gender shall
include the feminine gender. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           14.5 No amendment, change or modification of this
document shall be valid unless in writing and signed by all of the parties hereto.

                           14.6 No reliance upon or waiver of one or more
provisions of this Agreement shall constitute a waiver of any other provisions hereof.

                           14.7 All of the terms and provisions contained herein
shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

                           14.8 The captions appearing at the commencement of
the sections hereof are descriptive only and are for convenience of reference. Should there be any conflict between any such caption and the section at the head of which it appears, the substantive

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provisions of such section and not such caption shall control and govern in the construction of this document.

                           14.9 This Agreement constitutes the entire
understanding and agreement of the parties with respect to the subject matter of this Agreement, and any and all prior agreements, understandings or representations are hereby terminated and canceled in their entirety.

                           14.10 The Option shall be effective as of February 1,
1996, subject to approval by the Company's stockholders entitled to vote thereon. If the Company's stockholders decline to approve the Option at any duly convened meeting of stockholders at which the Option is submitted for stockholder approval, then, notwithstanding anything to the contrary herein, this Agreement shall terminate immediately and cease to be of any force and effect.

                                       SHOREWOOD PACKAGING CORPORATION

                                       By: /s/  Howard M. Liebman
                                          ---------------------------
                                          Authorized Signatory

                                       JEFFERSON CAPITAL GROUP, LTD.

                                       By: /s/ R. Timothy O'Donnell
                                          ---------------------------
                                          Authorized Signatory

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